Exhibit 99.1

Lionsgate to Acquire Starz for $4.4 Billion in Cash and Stock

Deal Creates Global Content Powerhouse by Combining Premier Independent
Content Company with World-Class Distribution Platform

SANTA MONICA, CA, and ENGLEWOOD, CO, June 30, 2016 – Lionsgate (NYSE: LGF), a premier next generation content leader, and Starz (NASDAQ: STRZA, STRZB), a leading integrated media and entertainment company, today announced an agreement under which Lionsgate will acquire Starz for a combination of cash and stock totaling $4.4 billion, creating a global content powerhouse positioned to capitalize on growth opportunities worldwide.

Under the terms of the agreement, each share of Lionsgate common stock will be reclassified into 0.5 voting and 0.5 newly created non-voting shares.  Holders of each share of Starz Series A common stock will receive $18.00 in cash as well as 0.6784 of a share of Lionsgate non-voting stock based on a fixed exchange ratio.  Based on Lionsgate’s 20-trading day volume weighted average price (“VWAP”), as of June 28, 2016, the offer represents a total value of $32.73 per share to Starz shareholders, an 18% premium to Starz’s 20-trading day VWAP as of the same date. Holders of each share of Starz Series B common stock will receive $7.26 in cash and 0.6321 of a share of Lionsgate voting stock and 0.6321 of a share of Lionsgate non-voting stock.

The transaction significantly increases the combined company’s content creation capabilities, enhances its leadership in premium scripted programming and scales its global distribution footprint across mobile, broadband, cable and satellite platforms.  It also paves the way for a broad range of new content partnerships and accelerates the growth of Lionsgate and Starz’s own OTT services.  In addition, the acquisition is expected to generate significant revenue and cost synergies.

To illustrate the scale of the transaction, the combined company will encompass: a 16,000-title film and television library; the largest independent television business in the world, including 87 original series on 42 U.S. networks; a feature film business that has generated over $7 billion at the global box office over the past four years; operation of or investment in 30 channel platforms around the world, including the flagship STARZ platform reaching 24 million U.S. subscribers, the STARZ ENCORE network with over 32 million subscribers and five OTT services; and a growing presence in location-based entertainment and video games driven by the company’s deep portfolio of brands and franchises.

"The combination of Lionsgate and Starz brings significant scale to our portfolio of content and distribution assets and will enable us to compete successfully in today's rapidly evolving global entertainment marketplace," said Dr. Mark H. Rachesky, Lionsgate’s Chairman of the Board.  "By bringing together complementary resources, premium quality intellectual property and exceptional management, this strategic transaction positions us extremely well to unlock the underlying value of our content to create substantial lasting value for our shareholders."

“This transaction unites two companies with strong brands, complementary assets and leading positions within our industry,” said Lionsgate Chief Executive Officer Jon Feltheimer and Vice Chairman Michael Burns.  “We expect the acquisition to be highly accretive, generate significant synergies and create a whole that is greater than the sum of its parts.  Chris Albrecht and his team have built a world-class platform and programming leader, and we’re proud to marshal our resources in a deal that accelerates our growth and diversification, generates exciting new strategic content opportunities and creates significant value for our shareholders.”

Greg Maffei, Chairman of Starz, said, “Chris Albrecht and his team have grown Starz into an industry leader that provides highly-rated and diverse content, drawing critical claim and brand recognition for Starz. Together, Lionsgate and Starz form an entertainment powerhouse with a world-renowned studio that produces blockbuster movies and channels with must-have programming that will be able to capitalize on content opportunities across multiple platforms. The combined company will be well-positioned to return more value to our shareholders and effectively compete in the global media marketplace.”

“Jon, Michael and the rest of the Lionsgate team have built the first major new Hollywood studio in decades, and we’re thrilled to join with them in a transaction that multiplies the strengths of our respective businesses,” said Starz Chief Executive Officer Chris Albrecht.  “Our similar entrepreneurial cultures and shared vision of the future will make this alliance an incredible fit that creates tremendous value for our shareholders, great content for our audiences and limitless opportunities for our newly-combined company.  I am very appreciative of the work, passion and dedication of both of our companies’ employees and more enthusiastic than ever about the future of our business.”

The agreement has been approved by the boards of directors of Lionsgate and Starz and will be submitted to their respective shareholders for approval as well as to regulatory authorities. The proposed creation of Lionsgate non-voting stock is also subject to shareholder approval. Closing is expected to occur by year-end.

The Company intends to fund the cash portion of the deal with a combination of newly issued bank and bond financing.  Pro forma leverage, excluding synergies, is expected to be approximately 5.0x-5.5x as of December 31, 2016, with the ability to rapidly delever given the highly cash generative nature of the combined entity.

LionTree Advisors is serving as exclusive financial advisor and Baker Botts LLP is serving as legal advisor to Starz.  LionTree Advisors provided a fairness opinion to the board of directors of Starz. The Raine Group is serving as financial advisor and Weil, Gotshal & Manges LLP is serving as legal advisor to the Special Committee of Starz’s board of directors. The Raine Group also provided a fairness opinion to the Special Committee of Starz’s board of directors.

PJT Partners is serving as lead financial advisor to Lionsgate. Additionally, J.P. Morgan, Bank of America Merrill Lynch, Deutsche Bank and Credit Suisse are serving as financial advisors to Lionsgate. Wachtell, Lipton, Rosen & Katz and Dentons are serving as legal advisors to Lionsgate. Financing was provided by J.P. Morgan, Bank of America Merrill Lynch and Deutsche Bank.  PJT Partners also provided a fairness opinion to the board of directors of Lionsgate and advised on arranging the transaction financing.

Lionsgate and Starz will hold a conference call at 9:00 A.M. ET/6:00 A.M. PT today, June 30. Interested parties may participate live in the conference call by calling (800) 230-1074 (612-332-0226 outside the U.S. and Canada). A full digital replay will be available from today, June 30, through July 6, by dialing (800) 475-6701 (320- 365-3844 outside the U.S. and Canada) and using access code 397261.

ABOUT LIONSGATE

Lionsgate is a premier next generation global content leader with a diversified presence in motion picture production and distribution, television programming and syndication, home entertainment, international distribution and sales, branded channel platforms, interactive ventures and games, and location-based entertainment.  The Company has nearly 80 television shows on 40 different networks spanning its primetime production, distribution and syndication businesses. These include the critically-acclaimed hit series Orange is the New Black, the beloved drama series Nashville, the syndication successes The Wendy Williams Show and Celebrity Name Game (with FremantleMedia), the breakout series The Royals and the Golden Globe-nominated dramedy Casual.

The Company's feature film business spans eight labels and includes the blockbuster Hunger Games franchise, the Now You See Me, Divergent and John Wick series, Sicario, The Age of Adaline, Roadside Attractions' Love & Mercy and Mr. Holmes, Codeblack Films' Addicted and breakout concert film Kevin Hart: Let Me Explain and Pantelion Films' Instructions Not Included, the highest-grossing Spanish-language film ever released in the U.S.

Lionsgate's home entertainment business is an industry leader in box office-to-DVD and box office-to-VOD revenue conversion rates. Lionsgate handles a prestigious and prolific library of approximately 16,000 motion picture and television titles that is an important source of recurring revenue and serves as a foundation for the growth of the Company's core businesses. The Lionsgate and Summit brands remain synonymous with original, daring, quality entertainment in markets around the world. www.lionsgate.com.

ABOUT STARZ

Starz (NASDAQ: STRZA, STRZB) is a leading integrated global media and entertainment company with operating units that provide premium subscription video programming on domestic U.S. pay television networks (Starz Networks) and global content distribution (Starz Distribution), www.starz.com. The Starz Networks operating unit is home to the flagship STARZ® brand with 24.0 million subscribers in the United States as of March 31, 2016, with the STARZ ENCORESM network at 32.4 million subscribers. Through STARZ, the company provides high quality, entertaining premium subscription video programming with 17 premium pay TV channels and associated on-demand and online services. STARZ is sold through U.S. multichannel video distributors, including cable operators, satellite television providers, telecommunications companies, and other online and digital platforms. Starz offers subscribers more than 5,000 distinct premium television episodes and feature films every year and up to 1,500 every month, including STARZ Original series, first-run movies and other popular movie and television programming. The Starz Distribution operating unit is home to the Anchor Bay Entertainment, Starz Digital, and Starz Worldwide Distribution divisions. In addition to STARZ Original series, Starz Distribution develops, produces and acquires movies, television and other entertainment content for worldwide home video, digital, and television licensing and sales.

# # #

For further information, please contact:

Peter Wilkes	Theano Apostolou
Lionsgate	Starz
(310) 255-3726	(424) 204-4052
pwilkes@lionsgate.com	theano@starz.com

For investor inquiries:
James Marsh	Courtnee Chun
Lionsgate	Starz
(310) 255-3651	(720) 875-5420
jmarsh@lionsgate.com	courtnee.chun@starz.com

Caution regarding Forward-Looking Statements

This communication may contain certain forward-looking statements, including certain plans, expectations, goals, projections, and statements about the benefits of the proposed transaction, the merger parties’ plans, objectives, expectations and intentions, the expected timing of completion of the transaction, and other statements that are not historical facts. Such statements are subject to numerous assumptions, risks, and uncertainties. Statements that do not describe historical or current facts, including statements about beliefs and expectations, are forward-looking statements. Forward-looking statements may be identified by words such as expect, anticipate, believe, intend, estimate, plan, target, goal, or similar expressions, or future or conditional verbs such as will, may, might, should, would, could, or similar variations. The forward-looking statements are intended to be subject to the safe harbor provided by Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934, and the Private Securities Litigation Reform Act of 1995.

While there is no assurance that any list of risks and uncertainties or risk factors is complete, below are certain factors which could cause actual results to differ materially from those contained or implied in the forward-looking statements including: the substantial investment of capital required to produce and market films and television series; increased costs for producing and marketing feature films and television series; budget overruns, limitations imposed by Lionsgate’s or Starz’s credit facilities and notes; unpredictability of the commercial success of Lionsgate’s or Starz’s motion pictures and television programming; risks related to Lionsgate’s or Starz’s acquisition and integration of acquired businesses; the effects of dispositions of businesses or assets, including individual films or libraries; the cost of defending Lionsgate’s or Starz’s intellectual property; technological changes and other trends affecting the entertainment industry; the possibility that the proposed transaction does not close when expected or at all because required regulatory, shareholder or other approvals are not received or other conditions to the closing are not satisfied on a timely basis or at all; the risk that the financing required to fund the transaction is not obtained; potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the transaction; uncertainties as to the timing of the transaction; competitive responses to the transaction; the possibility that the anticipated benefits of the transaction are not realized when expected or at all, including as a result of the impact of, or problems arising from, the integration of the two companies; the possibility that the transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; diversion of management’s attention from ongoing business operations and opportunities; potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the transaction; Lionsgate’s ability to complete the acquisition and integration of Starz successfully; litigation relating to the transaction; and other factors that may affect future results of Lionsgate and Starz. Additional factors that could cause results to differ materially from those described above can be found in Lionsgate’s Annual Report on Form 10-K for the year ended March 31, 2016, on file with the Securities and Exchange Commission (the “SEC”) and available in the “Corporate” section of Lionsgate’s website, http://www.lionsgate.com, under the heading “Reports” and in other documents Lionsgate files with the SEC, and in Starz’s Annual Report on Form 10-K for the year ended December 31, 2015 and in its subsequent Quarterly Reports on Form 10-Q, including for the quarter ended March 31, 2016, each of which is on file with the SEC and available in the “Starz Corporate” section of Starz’s website, http://www.Starz.com, under the subsection “Investor Relations” and then under the heading “SEC Filings” and in other documents Starz files with the SEC.

All forward-looking statements speak only as of the date they are made and are based on information available at that time. Neither Lionsgate nor Starz assumes any obligation to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements were made or to reflect the occurrence of unanticipated events except as required by federal securities laws. As forward-looking statements involve significant risks and uncertainties, caution should be exercised against placing undue reliance on such statements.

Important Additional Information

In connection with the proposed transaction, Lionsgate will file with the SEC a Registration Statement on Form S-4 that will include a Joint Proxy Statement of Lionsgate and Starz and a Prospectus of Lionsgate, as well as other relevant documents concerning the proposed transaction. The proposed transaction involving Lionsgate and Starz will be submitted to Starz’s stockholders and Lionsgate’s stockholders for their consideration. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. STOCKHOLDERS OF LIONSGATE AND STOCKHOLDERS OF STARZ ARE URGED TO READ THE REGISTRATION STATEMENT AND THE JOINT PROXY STATEMENT/PROSPECTUS REGARDING THE TRANSACTION WHEN IT BECOMES AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.  Stockholders will be able to obtain a free copy of the definitive joint proxy statement/prospectus, as well as other filings containing information about Lionsgate and Starz, without charge, at the SEC’s website (http://www.sec.gov). Copies of the joint proxy statement/prospectus and the filings with the SEC that will be incorporated by reference in the joint proxy statement/prospectus can also be obtained, without charge, by directing a request to James Marsh, Senior Vice President of Lionsgate Investor Relations, 2700 Colorado Avenue, Santa Monica, California, 90404, or at (310) 255-3651, or to Starz, 8900 Liberty Circle, Englewood, Colorado 80112, or at 1-855-807-2929.

Participants in the Solicitation

Lionsgate, Starz, and certain of their respective directors, executive officers, and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction.  Information regarding Lionsgate’s directors and executive officers is available in its definitive proxy statement, which was filed with the SEC on July 29, 2015, and certain of its Current Reports on Form 8-K.  Information regarding Starz’s directors and executive officers is available in its definitive proxy statement, which was filed with SEC on April 29, 2016, and certain of its Current Reports on Form 8-K.  Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus and other relevant materials filed with the SEC.  Free copies of this document may be obtained as described in the preceding paragraph.